                                                                    EXHIBIT 10.7







                        TELEPHONE AND DATA SYSTEMS, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

              (As Amended and Restated, Effective January 1, 1998)

                        TELEPHONE AND DATA SYSTEMS, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

              (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

                                TABLE OF CONTENTS


                                                                                                               PAGE

SECTION 1         INTRODUCTION....................................................................................1

         1.1      Title and Purpose...............................................................................1
         1.2      Definitions.....................................................................................2
         1.3      Gender and Number...............................................................................5

SECTION 2         ELIGIBILITY AND BENEFITS........................................................................6

         2.1      Eligibility.....................................................................................6
         2.2      Benefits........................................................................................6
         2.3      Earnings and Other Adjustments..................................................................8

SECTION 3         PAYMENT OF BENEFITS.............................................................................8

         3.1      Vesting.........................................................................................8
         3.2      Commencement of Payments.......................................................................10
         3.3      Schedule of Payments...........................................................................10
         3.4      Survivor Benefits..............................................................................11
         3.5      Distributions to Minor and Disabled Persons....................................................12
         3.6      Small Benefits Paid in Lump Sum................................................................13

SECTION 4         GENERAL PROVISIONS.............................................................................13

         4.1      Employment Rights..............................................................................13
         4.2      Rights Not Secured.............................................................................13
         4.3      Administration.................................................................................14
         4.4      Effect on Other Plans..........................................................................14
         4.5      Interests Not Transferable.....................................................................14
         4.6      Adoption by Employers..........................................................................15
         4.7      Tax Liability..................................................................................15
         4.8      Controlling Law................................................................................15

SECTION 5         CLAIMS PROCEDURE...............................................................................16

SECTION 6         AMENDMENT AND TERMINATION......................................................................17

         6.1      Amendment......................................................................................17
         6.2      Termination....................................................................................18

                        TELEPHONE AND DATA SYSTEMS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

                                    SECTION 1
                                  INTRODUCTION

                  1.1 TITLE AND PURPOSE. The title of this Plan is the "Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan".
This Plan was established by Telephone and Data Systems, Inc. (the
"Company"), effective January 1, 1994. This Plan was amended by an Amendment Number 1, effective January 1, 1996. Pursuant to the power reserved by the Company in Section 6.1, this Plan is hereby amended and restated, effective January 1, 1998. The purpose of this Plan has been to supplement the benefits under the Telephone and Data Systems, Inc. Employees' Pension Trust I (the
"TDS Target Plan") and the Telephone and Data Systems, Inc. Wireless
Companies' Pension Plan (the "TDS Wireless Plan") (both Plans being referred to herein as "TDS Pension Plans"), each of which is intended to operate as a "qualified" plan as defined under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Qualified plans must comply with
Section 401(a)(17) of the Code, which limits the annual compensation of each employee which can be taken into account under a qualified plan. This Plan was established to offset the Code mandated reduction of benefits caused by the limitation on annual employee compensation to be considered under
Section 401(a)(17)
of the Code for eligible employees participating in either TDS Pension Plan. Additionally, neither of the TDS Pension Plans includes in its definition of compensation for determining benefits any participant's compensation earned in the Plan Year but deferred under a Nonqualified Deferred Compensation Plan. Effective January 1, 1998, this Plan provides a benefit for Qualifying Employer Officers to replace the reduction in benefits which occurs under the TDS Pension Plans because compensation earned in the Plan Year but deferred under a Nonqualified Deferred Compensation Plan is not included in the definition of compensation under the TDS Pension Plans. This Plan is intended to be unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

                  1.2 DEFINITIONS. All capitalized terms used herein shall have the meanings set forth below, except as otherwise provided in the preamble to or text of this Plan:

                  (a) "AERIAL" means Aerial Communications, Inc., a Delaware corporation, and any corporation which shall succeed to the business of such corporation and adopts this Plan pursuant to Section 4.6.

                  (b) "BENEFICIARY" means the beneficiary designated by the Participant or otherwise entitled to payment of benefits hereunder. If no separate designation is made by a Participant under this Plan, the Beneficiary shall be his beneficiary under the TDS Pension Plan in which the Participant was most recently participating.

                  (c) "BENEFITS DEPARTMENT" means the employee benefits department of the Company, located at 8401 Greenway Boulevard, Post Office Box 628010, Middleton, Wisconsin 53562-8010.

                  (d) "CAUSE" means (i) the continued failure by a Participant to substantially perform the Participant's duties with the Company or an Employer, or (ii) the willful engaging by the Participant in conduct which is clearly injurious to the Company or any of its respective affiliates, monetarily or otherwise. For purposes of clause (ii) of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith or without reasonable belief that such act, or failure to act, was in the best interest of the Company or an Employer.

                  (e) "COMMITTEE" means, unless otherwise appointed by the Board of Directors of the Company, the Investment Management Committee of the TDS Target Plan, which shall administer the Plan.

                  (f) "EMPLOYER" means the Company, Telecom, USCC, Aerial and any other entity that participates in the TDS Target

Plan or the TDS Wireless Plan and adopts this Plan pursuant to Section 4.6.

                  (g) "NONQUALIFIED DEFERRED COMPENSATION PLAN" means any plan or agreement, other than the Telephone and Data Systems, Inc. Tax-Deferred Savings Plan, which is sponsored, maintained or entered into by the Company, Telecom, USCC or Aerial and which allows employees of any such Employer to defer compensation.

                  (h) "PARTICIPANT" means any employee who meets the eligibility for participation requirements set forth in Section 2.1.

                  (i) "PLAN" means this Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan, as from time to time amended.

                  (j) "PLAN YEAR" means the calendar year.

                  (k) "QUALIFYING EMPLOYER OFFICER" means the Chief Executive Officer, President and any Vice President of the
Company, Telecom, USCC or Aerial.

                  (l) "TDS PENSION PLAN" means the TDS Target Plan with respect to a Participant who participates in the TDS Target Plan and the TDS Wireless Plan with respect to a Participant who participates in the TDS Wireless Plan.

                  (m) "TELECOM" means TDS Telecommunications Corporation, a Delaware corporation, and any corporation which shall succeed to the business of such corporation and adopts this Plan pursuant to Section 4.6.

                  (n) "USCC" means United States Cellular Corporation, a Delaware corporation, and any corporation which shall succeed to the business of such corporation and adopts this Plan pursuant to Section 4.6.

                  (o) "YEAR OF SERVICE" means, with respect to a Participant who participates in the TDS Target Plan, a Year of Vesting Service as defined in
Article 2 of the TDS Target Plan, and with respect to a Participant who participates in the TDS Wireless Plan, a Year of Service as defined in Article 2 of the TDS Wireless Plan, including all such Years of Vesting Service and Years of Service completed prior to and after January 1, 1996.

                  1.3 GENDER AND NUMBER. Where the context permits, words in the masculine shall include the feminine and neutral; words in the plural shall include the singular and the singular shall include the plural.

                                    SECTION 2
                            ELIGIBILITY AND BENEFITS

                  2.1 ELIGIBILITY. An employee who is a participant in the TDS Target Plan or the TDS Wireless Plan shall commence participation in this Plan as a Participant (i) if his compensation (as defined in the TDS Pension
Plan) for the Plan Year exceeds the limit set forth in Section 401(a)(17) of the Code for such Plan Year (adjusted for changes in the cost of living pursuant to Section 401(a)(17)) or (ii) if he is a Qualifying Employer Officer and part of his compensation earned in the Plan Year from an Employer is being deferred under a Nonqualified Deferred Compensation Plan.

                  2.2 BENEFITS. If Employer contributions that would otherwise have been made on behalf of the Participant under the provisions of the TDS Pension Plan are limited in a Plan Year (A) because of
Section 401(a)(17) of the Code or (B) in the case of a Qualifying Employer Officer, because the Participant's compensation considered under the TDS Pension Plan does not include part or all of the Participant's compensation earned in the Plan Year because it is being deferred under a Nonqualified Deferred Compensation Plan, such Employer shall credit to an account for the Participant as of the last day of such Plan Year, for bookkeeping purposes only, an amount equal to the difference between (i) the amount of Employer contributions that would have been allocated to the Participant's account under the TDS Pension

Plan without regard to Section 401(a)(17) of the Code for such Plan Year, and in the case of a Qualifying Employer Officer, including as compensation for purposes of the TDS Pension Plan all of the Participant's compensation earned in the Plan Year which was deferred under any Nonqualified Deferred
Compensation Plan, and (ii) the amount of Employer contributions actually allocated to the Participant's account under the TDS Pension Plan for that Plan Year. When calculating the amount described in part (i) of the previous sentence with respect to TDS Target Plan benefits based on a Participant's compensation in excess of the limitation under Section 401(a)(17) of the Code, amounts credited to the account for such Participant for prior plan years must be considered. Effective January 1, 1996, when calculating the amount described in part (i) of the first sentence of this Section 2.2 with respect to TDS Target Plan benefits, a Participant's compensation shall mean all wages within the meaning of Section 3401(a) of the Code (for purposes of income tax withholding at the source) paid to such Participant by an Employer while a participant in a TDS Pension Plan during such Plan Year, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, reduced by all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits and increased by all elective contributions that are made by an Employer on behalf of such Participant that are not includible in gross income under Sections 125, 402(e)(3), 402(h) and 403(b) of the Code; provided, however, effective January 1, 1998, with respect to any Qualifying Employer Officer who is a Participant all of such Participant's compensation earned in the Plan Year which was deferred under any Nonqualified Deferred Compensation Plan shall be included in compensation for purposes of part (i) of the first sentence of this Section 2.2. For calculating benefits under this Section 2.2 with respect to TDS Target Plan benefits for a plan year, the actuarial assumptions and methods in effect during that plan year from the TDS Target Plan will be applied.

                  2.3 EARNINGS AND OTHER ADJUSTMENTS. For bookkeeping purposes only, the account established for each Participant pursuant to Section 2.2 shall be adjusted at the end of each Plan Year to reflect (i) an assumed rate of earnings on all items other than the contributions for the current Plan Year equal to the yield on ten year BBB rated industrial bonds for the last trading date of the prior Plan Year as quoted by Standard & Poors and (ii) any payments made pursuant to Section 3.

                                    SECTION 3
                               PAYMENT OF BENEFITS

                  3.1 VESTING. (a) TERMINATION OF EMPLOYMENT UNDER CIRCUMSTANCES ENTITLING THE PARTICIPANT TO DISTRIBUTION OF HIS FULL ACCOUNT. A Participant shall be entitled to distribution of his entire account balance under the Plan if the Participant's employment is terminated, without Cause, after either of the following events:

                  (i)  his attainment of age 65; or

                  (ii) his completion of at least ten Years of Service.



                  (b) TERMINATION OF EMPLOYMENT UNDER CIRCUMSTANCES RESULTING IN COMPLETE OR PARTIAL FORFEITURE OF THE PARTICIPANT'S ACCOUNT. If a Participant terminates employment under circumstances other than those set forth in paragraph (a) above, without Cause, the Participant shall be entitled to distribution of the following percentage of his account balance:


                                                                  Nonforfeitable
Years of Service                                                   Percentage
----------------                                                  --------------

Less than 1                                                              0%
At least 1, but less than 2                                             10%
At least 2, but less than 3                                             20%
At least 3, but less than 4                                             30%
At least 4, but less than 5                                             40%
At least 5, but less than 6                                             50%
At least 6, but less than 7                                             60%
At least 7, but less than 8                                             70%
At least 8, but less than 9                                             80%
At least 9, but less than 10                                            90%
10 years or more                                                       100%


                  If a Participant's employment is terminated for Cause, such Participant shall be entitled to no portion of his account balance under this Plan.

                  3.2 COMMENCEMENT OF PAYMENTS. The nonforfeitable portion of the Participant's account determined under Section 3.1, adjusted for the assumed rate of earnings in the manner described in Section 2.3 (including periods after the Participant's termination of employment), shall be payable to the Participant, beginning on the first day of the month next following the later of his termination of employment and his completion of all forms and applications requested by the Committee.

                  3.3 SCHEDULE OF PAYMENTS. The nonforfeitable portion of the Participant's account determined under Section 3.1, adjusted each Plan Year (including periods after any annual installment payments begin) for the assumed rate of earnings in the manner described in Section 2.3 and reduced for annual installments previously paid under the Plan, shall be payable in one of the forms described in the following sentence selected by the Participant on the date he first becomes a Participant and shall commence being paid on the date determined pursuant to Section 3.2. The forms available for payment hereunder are the following: (a) a single lump sum payment; or (b) annual installments over a period of 5, 10, 15, 20 or 25 years. Notwithstanding the Participant's selection of the payment method on the date he becomes a Participant, the Participant may make a one-time request that payments be made in accordance with a different form provided under this Section, provided that such form results in payments over a shorter period than the period formerly selected by him. This request shall be irrevocable, must be made to the Committee prior to the date of the first payment under Section 3.2 and shall be subject to the approval of the Committee. The approval of the request shall be at the sole discretion of the Committee. If a Participant fails to designate a payment schedule in accordance with this Section, the nonforfeitable portion of his account shall be paid in annual installments for a period of ten years.

                  Notwithstanding anything contained herein to the contrary, in the event that the Participant owes any amount to an Employer (an "Obligation"), the payments due hereunder shall be used to offset any Obligation in accordance with the payment schedule selected by the Participant. Any amounts not used to offset an Obligation shall be paid to the Participant or his Beneficiary.

                  3.4 SURVIVOR BENEFITS. If a Participant dies before payment of his account balance commences, his Beneficiary shall receive the nonforfeitable portion of his account balance determined under Section 3.1 (after offset of any Obligation as provided in Section 3.3) in the form selected by the Participant for payment of his account. If a Participant dies after payment of his account balance commences, his Beneficiary shall receive the remaining portion of the Participant's account balance to which the Participant would have been entitled had he survived, payable in the same form as payments would have been made to the

Participant had he survived. Notwithstanding the preceding two sentences, a Beneficiary entitled to payment under this Section may make a one-time request that payments be made in accordance with a different form provided under Section 3.3, provided that such form results in payments over a shorter period than the period formerly selected by the Participant. This request shall be irrevocable, must be made to the Committee prior to the date of the first payment to the Beneficiary and shall be subject to the approval of the Committee in the same manner as provided in Section 3.3.

                  3.5 DISTRIBUTIONS TO MINOR AND DISABLED PERSONS. If a distribution is to be made to a minor or to a person who, in the opinion of the Committee, is unable to manage his affairs by reason of illness or mental incompetency, such distribution may be made to or for the benefit of any such person in such of the following ways as the Committee shall direct: (a) directly to any such minor person if, in the opinion of the Committee, he is able to manage his affairs, (b) to the legal representative of any such person, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor person, or (d) to some near relative of any such person to be used for the latter's benefit. Neither the Committee nor the Employer shall be required to see to the application by any third party of any distribution made to or for the benefit of a Participant or Beneficiary pursuant to this Section.

                  3.6 SMALL BENEFITS PAID IN LUMP SUM. Notwithstanding any provision in the Plan to the contrary, if the amount of a Participant's account balance to be distributed under Article 3 is not more than $10,000, such amount shall be distributed, as soon as administratively feasible on or after the date on which such Participant's termination of service occurs, by payment in a lump sum.

                                    SECTION 4
                               GENERAL PROVISIONS

                  4.1 EMPLOYMENT RIGHTS. This Plan shall not be construed to give any Participant the right to be retained in the employ of any Employer nor any right to benefits not specifically provided for in this Plan.

                  4.2 RIGHTS NOT SECURED. All payments to be made pursuant to this Plan shall be an obligation of the general assets of the Employers, and no Employer shall be required to segregate any of its assets in order to provide for the satisfaction of the obligations hereunder or to make any investment of assets. Although the amounts credited to each Participant's account shall be reflected in the Employers' accounting records, this Plan shall not be construed to create a trust, custodial, or escrow account nor shall the Participant have any right, title, or interest in any specific investment reserves, accounts, funds or a trust that any Employer may accumulate or establish to aid it in providing benefits under this Plan. Nothing contained in this Plan shall create a trust or fiduciary relationship between any Employer and any Participant or Beneficiary. Neither a Participant nor his Beneficiary shall acquire any interest greater than that of an unsecured creditor.

                  4.3 ADMINISTRATION. This Plan shall be administered by the Committee. The Committee shall have the same rights and duties with respect to this Plan as the plan administrator of the TDS Plan has with respect to the TDS Plan. The Committee will apply uniform rules to all Participants similarly situated. The determination of the Committee as to any question arising under this Plan shall be final and binding upon all persons. The expenses of administering the Plan shall be borne by the Employers.

                  4.4 EFFECT ON OTHER PLANS. Amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of any qualified plan maintained by any Employer.

                  4.5 INTERESTS NOT TRANSFERABLE. Except as provided in Section
3.3 with respect to an Obligation, the interests of the Participants and their Beneficiaries under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned or encumbered in any way, including any assignment, division or awarding of property under state domestic relations law (including community property law).

                  4.6 ADOPTION BY EMPLOYERS. Any corporation which is or becomes an "Employer" under the Company Pension Plan may, with the consent of the Company, become an Employer in this Plan by delivery to the Company of a resolution of its board of directors or duly authorized committee to such effect, which resolution shall specify the first Plan Year for which this Plan shall be effective in respect of the employees of such corporation.

                  4.7 TAX LIABILITY. An Employer may withhold from any payment under this Plan any taxes required to be withheld plus such sums as such Employer may reasonably estimate to be necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment.

                  4.8 CONTROLLING LAW. The law of Illinois and, where applicable, the provisions of the Employee Retirement Income Security Act of 1974, as amended, shall be controlling in all matters relating to the Plan.

                                    SECTION 5
                                CLAIMS PROCEDURE

                  If any Participant or Beneficiary believes he is entitled to benefits in an amount greater than those which he is receiving or has received, he may file a claim with the Benefits Department. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed and the address of the claimant. The Benefits Department shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of its decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice sent by the Benefits Department shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under this Plan. The Benefits Department shall also advise the claimant that he or his duly authorized representative may request a review by the Committee of the denial by filing with the Committee within 60 days after notice of the denial has been received by the claimant, a written request for such review. The claimant shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the Committee within the same 60-day period. If a request is so filed, review of the denial shall be made by the Committee and the claimant shall be given written notice of the Committee's final decision within sixty days after receipt of such request, unless special circumstances require an extension of time. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the Committee's final decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.

                                    SECTION 6
                            AMENDMENT AND TERMINATION

                  6.1 AMENDMENT. The Company may amend this Plan at any time by resolution duly adopted by its board of directors. No such amendment shall reduce or otherwise adversely affect the rights of Participants or Beneficiaries with respect to amounts accrued hereunder as of the date of such amendment.

                  6.2 TERMINATION. Although the Company expects to continue this Plan indefinitely, it must necessarily reserve the right to terminate this Plan at any time by a resolution duly adopted by its board of directors.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed on March 1, 1999, by its duly authorized officer to be effective as of January 1, 1998.
                                     TELEPHONE AND DATA SYSTEMS, INC.



                                     By:  /s/ Leroy T. Carlson, Jr.
                                          -------------------------
                                              LeRoy T. Carlson, Jr.




ATTEST:



By:  /s/ Michael G. Hron
     -------------------
           Secretary